MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.9%

The PMI Group, Inc.†

5,393

$

________

10,516

FINANCIALS 27.0%

Total Financials

________

1,612,090

Fidelity National Financial,

Inc. — Class A†

9,590

$

120,834

CONSUMER DISCRETIONARY 22.7%

First American Corp.†

3,071

81,074

Furniture Brands

Old Republic International

International, Inc.†

15,711

209,899

Corp.†

5,956

70,519

ArvinMeritor, Inc.†

15,317

191,156

First Niagara Financial

Foot Locker, Inc.†

8,727

108,651

Group, Inc.†

5,324

68,467

Charming Shoppes, Inc.*†

23,651

108,558

Highwoods Properties, Inc.†

2,148

67,490

Ryland Group, Inc.†

4,614

100,631

Mack-Cali Realty Corp.

1,852

63,283

Rent-A-Center, Inc.*†

4,568

93,964

Liberty Property Trust

1,874

62,123

Media General, Inc.†

5,828

69,644

Protective Life Corp.

1,517

57,722

Modine Manufacturing Co.

5,398

66,773

AmeriCredit Corp.*†

6,642

57,254

Borders Group, Inc.†

9,416

56,496

Hospitality Properties Trust†

2,081

50,901

Entercom Communications

New York Community

Corp.†

6,344

44,535

Bancorp, Inc.†

2,797

49,899

Lee Enterprises, Inc.†

10,524

41,991

Mercury General Corp.†

1,060

49,523

Bob Evans Farms, Inc.†

1,421

40,641

American Financial Group,

Lear Corp.*

2,559

36,287

Inc.

1,734

46,385

Collective Brands, Inc.*†

3,087

35,902

Duke Realty Corp.†

1,811

40,657

Regis Corp.

1,297

34,176

Health Care REIT, Inc.†

910

40,495

Belo Corp. — Class A

4,399

32,157

Camden Property Trust†

898

39,745

Scholastic Corp.*†

1,025

29,376

Nationwide Health Properties,

Barnes & Noble, Inc.†

951

23,623

Inc.

1,251

39,394

99 Cents Only Stores*

3,067

20,242

UDR, Inc.†

1,653

36,994

Boyd Gaming Corp.†

673

________

8,453

FirstMerit Corp.†

2,249

36,681

Cousins Properties, Inc.†

1,528

35,297

Total Consumer Discretionary

________

1,353,155

Associated Banc-Corp.†

1,792

34,568

TCF Financial Corp.†

2,845

34,225

UTILITIES 14.7%

Unitrin, Inc.

1,221

33,663

Energy East Corp.

2,990

73,913

Webster Financial Corp.†

1,804

33,554

Hawaiian Electric Industries,

Hanover Insurance Group,

Inc.

2,914

72,063

Inc.

782

33,235

Vectren Corp.†

2,295

71,627

Weingarten Realty Investors

1,062

32,200

WGL Holdings, Inc.†

2,007

69,723

Arthur J. Gallagher & Co.†

1,315

31,692

Oneok, Inc.

1,371

66,946

Equity One, Inc.†

1,450

29,798

Great Plains Energy, Inc.†

2,553

64,540

Astoria Financial Corp.

1,406

28,232

AGL Resources, Inc.

1,598

55,259

BRE Properties, Inc. — Class

PNM Resources, Inc.†

4,070

48,677

A†

585

25,319

SCANA Corp.

1,263

46,731

Everest Re Group Ltd.

316

25,188

Westar Energy, Inc.†

2,171

46,698

Realty Income Corp.†

1,100

25,036

OGE Energy Corp.

1,256

39,828

Horace Mann Educators Corp.

1,767

24,773

NSTAR

1,141

38,589

Washington Federal, Inc.†

1,310

23,711

Puget Energy, Inc.

1,545

37,065

Colonial BancGroup, Inc.†

4,949

21,875

Alliant Energy Corp.

1,067

36,555

Wilmington Trust Corp.†

723

19,116

IDACORP, Inc.†

1,206

34,841

Apollo Investment Corp.†

1,300

18,629

Black Hills Corp.†

951

30,489

PacWest Bancorp†

808

12,023

Aquila, Inc.*

6,221

23,453

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1

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Sierra Pacific Resources

1,493

$

________

18,976

HEALTH CARE 4.3%

Health Management

Total Utilities

________

875,973

Associates, Inc. — Class

A*†

15,929

$

103,698

INDUSTRIALS 13.2%

Kindred Healthcare, Inc.*†

3,190

91,745

Kelly Services, Inc.

7,067

136,605

Omnicare, Inc.†

2,315

________

60,699

YRC Worldwide, Inc.*†

8,611

128,045

Federal Signal Corp.†

6,863

82,356

Total Health Care

________

256,142

Avis Budget Group, Inc.*†

9,073

75,941

GATX Corp.

1,327

58,826

CONSUMER STAPLES 2.3%

Trinity Industries, Inc.†

1,617

56,094

Universal Corp.†

1,424

64,393

Manpower, Inc.

778

45,311

Smithfield Foods, Inc.*†

1,532

30,456

Alaska Air Group, Inc.*†

2,941

45,115

Ruddick Corp.†

647

22,199

United Rentals, Inc.*

2,148

42,122

J.M. Smucker Co.

536

________

21,783

Timken Co.†

1,181

38,902

Werner Enterprises, Inc.†

2,020

37,532

Total Consumer Staples

________

138,831

Teleflex, Inc.

400

22,236

JetBlue Airways Corp.*†

5,336

________

19,903

Total Common Stocks

(Cost $5,679,800)

________

5,960,396

Total Industrials

________

788,988

INFORMATION TECHNOLOGY 7.9%

SECURITIES LENDING COLLATERAL 43.6%

Mount Vernon Securities

Imation Corp.†

5,123

117,419

Lending Trust Prime Portfolio

2,602,358

________

2,602,358

Ingram Micro, Inc. — Class

A*

4,166

73,947

Palm, Inc.†

10,816

58,298

Total Securities Lending Collateral

Acxiom Corp.

4,707

54,084

(Cost $2,602,358)

________

2,602,358

Tech Data Corp.*†

1,519

51,479

Vishay Intertechnology, Inc.*

4,089

36,269

Face

Diebold, Inc.

883

31,417

Amount

Arrow Electronics, Inc.*†

859

26,389

REPURCHASE AGREEMENTS 0.5%

KEMET Corp.*†

6,885

________

22,307

Collateralized by obligations of

the U.S. Treasury or U.S.

Total Information Technology

________

471,609

Government Agencies

MATERIALS 7.8%

Mizuho Financial Group, Inc.

Olin Corp.†

3,000

78,540

issued 06/30/08 at 1.75% due

Chemtura Corp.†

10,122

59,112

07/01/08

$

26,487

26,487

RPM International, Inc.†

2,796

57,598

Morgan Stanley issued

Worthington Industries, Inc.

2,563

52,541

06/30/08 at 1.70% due

Ferro Corp.†

2,518

47,238

07/01/08

3,056

3,056

Louisiana-Pacific Corp.†

4,759

40,404

Lehman Brothers Holdings, Inc.

Sonoco Products Co.

1,101

34,076

issued 06/30/08 at 0.25% due

Valspar Corp.†

1,737

32,847

07/01/08

2,037

________

2,037

Sensient Technologies Corp.

850

23,936

Lubrizol Corp.

414

19,181

Total Repurchase Agreements

Cabot Corp.†

746

________

18,135

(Cost $31,580)

________

31,580

Total Materials

________

463,608

.

2

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Total Investments 144.0%

(Cost $8,313,738)

$

_________

8,594,334

Liabilities in Excess of Other

Assets – (44.0)%

$

(2,626,257)

_________

Net Assets – 100.0%

$

5,968,077

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008.

.

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